Prospectus supplement dated July 13, 2011
The purpose of this mailing is to provide you with changes to the current prospectus for Personal Investment Class of the Portfolios listed below:

Liquid Assets Portfolio	Government & Agency Portfolio
STIC Prime Portfolio	Government TaxAdvantage Portfolio
Treasury Portfolio	Tax-Free Cash Reserve Portfolio
The following information replaces in its entirety the information appearing under the heading “GOVERNMENT TAXADVANTAGE PORTFOLIO — Performance Information — Average Annual Total Returns”.
“Average Annual Total Returns (for the periods ended December 31, 2009)

	1	5	Since
	Year	Years	Inception
Personal Investment Class: Inception (5/31/2001)	0.05%	2.57%	1.93%”